SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 21, 2011
Date of Report
(Date of earliest event reported)

HIDENET SECURE
ARCHITECTURES, INC.

New Jersey	33-36670	22-3061278
(State or other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

2737 Faxon Dr., Plano, Texas 75025

(Address of registrant's principal executive offices)

(214) 207-2422

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Since the company's divesture of the Nucentcom assets and the resignation of S.K. Mohan in October of 2010 the company has been diligently working toward OTC transparency and the corporations GAAP Financial statements for year end 2010. The corporation believes that while it may file a little later than anticipated it should be fully compliant / transparent by the first week in February 2011.

The company while divesting itself of the Nucentcom asset it will maintain it's acquisition focus on the Medical, Energy and Technology fields.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIDENET SECURE ARCHITECTURES, INC.

By:	/s/ Tony Beyer
Tony Beyer
President

Date:     January 21, 2011